UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2019

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SSKN	The NASDAQ Stock Market LLC

Item 1.01          Entry Into A Definitive Agreement

On May 1, 2019, STRATA Skin Sciences, Inc. (the “Company”) entered into the Fifth Amendment to Standard Industrial/Commercial Multi-Tenant Lease (the “Amendment”) with FR National Life, LLC (“FR National”) to extend the term of the Company’s current lease for a total of approximately 16,989 square feet at 2375 and 2365 Camino Vida Roble Carlsbad, California 92011.  The term of the Amendment commences on October 1, 2019 and expires on September 30, 2024.

The foregoing description of the Amendment is qualified in its entirety by reference to the provisions of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference.

Item 2.03          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The Information about the Amendment disclosed in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01          Other Events.

On April 30, 2019, the Company received a waiver from Midcap Financial Trust (“Midcap”) as administrative agent for the lenders (“Lenders”) who are party to the Credit and Security Agreement, dated December 30, 2015, as amended (collectively, the “Credit Agreement”), wherein the Lenders waived compliance with the Company’s obligation to deliver audited financial statements within 120 days of the Company’s year-end pursuant to the Credit Agreement. The waiver is effective through July 15, 2019.

Item 9.01.          Financial Statements and Exhibits.
(d)            Exhibits:

10.1          Fifth Amendment to Standard Industrial/Commercial Multi-Tenant Lease to Company’s current lease for a total of approximately 16,989 square feet at 2375 and 2365 Camino Vida Roble Carlsbad, California 92011.

Exhibit Index

Exhibit No.       Exhibit Description
10.1         Fifth Amendment to Standard Industrial/Commercial Multi-Tenant Lease to Company’s current lease for a total of approximately 16,989 square feet at 2375 and 2365 Camino Vida Roble Carlsbad, California 92011.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
STRATA SKIN SCIENCES, INC.

By:	/s/ Matthew C. Hill
Matthew C. Hill
Chief Financial Officer

Date May 6, 2019